BUSINESS ACQUISITIONS AND DISPOSALS	12 Months Ended
Dec. 31, 2017
BUSINESS ACQUISITIONS AND DISPOSALS
BUSINESS ACQUISITIONS AND DISPOSALS

4. BUSINESS ACQUISITIONS AND DISPOSALS

1. Acquisitions after the reporting period

        Acquisition of Kulturnaya Sluzhba—In January 2018, the Group acquired a 78.2% ownership interest in Kulturnaya Sluzhba LLC ("KS"), operating under the trademark Ponominalu.ru. The purchase price comprised of cash payment, contingent consideration, payable in 12 months after the acquisition date and earn-out payments, the amounts to be paid to the sellers in 2018 if agreed upon financial targets are met by KS.

        Acquisition of Moskovskaia Direktciia Teatralno-Kontcertnyh i Sportivno-Zrelishchnyh Kass —In February 2018, the Group acquired a 100% ownership interest in Moskovskaia Direktciia Teatralno-Kontcertnyh i Sportivno-Zrelishchnyh Kass LLC ("MDTZK"), operating under the trademark Ticketland.ru. The purchase price comprised of cash payment and contingent consideration, payable in 12 months after the acquisition date.

        These acquisitions allow the Group to enter the event ticket market, while broadening the Group's suite of digital services, and integrate a key new product into existing loyalty program and mobile applications ecosystem.

        The following table summarizes the preliminary purchase price allocation for MDZTK and KS:

	MDTZK	KS
Cash and cash equivalents	325	39
Current assets	159	153
Property, plant and equipment	128	25
Goodwill	3,280	669
Other intangible assets	56	75
Other non-current assets	19	20
Current liabilities	(639)	(474)
Liability under put option agreement over non-controlling interests	—	(96)
Non-current liabilities	(78)	(12)

Consideration transferred	3,250	399

Contingent consideration and earn-out payments	60	132
Cash	3,190	267

Consideration transferred	3,250	399

        The goodwill is mainly attributable to the expected synergies resulted from the acquisitions.

        The Group also entered into an option agreement with the shareholders of the KS, pursuant to which the Group has the right and obligation (in the form of a call and put option), with the put option exercisable at the request of non-controlling shareholders, to acquire their shares at a price calculated based on the future operating and financial results of KS.

        The Group has elected to measure the non-controlling interests in the acquiree at fair value.

        The fair value of the non-controlling interest has been estimated based on agreed formula in accordance with the agreement. The fair value measurements are based on significant inputs that are not observable in the market. The fair value estimate is based on:

•	An assumed discount rate of 10.2%
•	Average revenue of RUB 199 million
•	A net debt of RUB 83 million

        The receivables acquired (which principally comprised trade receivables) in these transactions with a fair value of RUB 274 million had gross contractual amounts of RUB 290 million. The best estimate at acquisition date of the contractual cash flows not expected to be collected is RUB 16 million.

2. Acquisitions in 2017

        Acquisition of Bashkortostan Cellular Communication—In July 2017, the Group acquired a 100% ownership interest in Bashkortostan Cellular Communication OJSC ("BCC"). BCC operates in the Republic of Bashkortostan and holding rights to use 450 MHz and 2,100 MHz radio frequencies. The acquisition enhances the Group's spectrum resources in the Republic of Bashkortostan. The purchase price comprised of cash payment and contingent consideration, payable in 12 months after the acquisition date. The business combination was accounted for by applying the acquisition method.

        The following table summarizes the purchase price allocation for BCC at the date of acquisition:

BCC
Cash and cash equivalents	13
Current assets	5
Licenses	260
Goodwill	62
Other non-current assets	21
Current liabilities	(15)
Non-current liabilities	(54)

Consideration transferred	292

Contingent consideration	72
Cash paid	220

Consideration transferred	292

        The excess of the consideration over the value of net assets acquired in the amount of RUB 62 million was allocated to goodwill which is attributable to the "Russia convergent" segment.

        Goodwill is mainly attributable to the expected synergies.

        Licenses acquired are amortized over a period of their remaining useful life of 15 years in average.

        Acquisition of Oblachny Retail—In October 2017, the Group acquired 50.82% of ownership interest in the Russian retail software developer Oblachny Retail LLC ("Oblachny Retail"), operating under trademark LiteBox, with a call and put option arrangement existing over another 49.18% of shares. The deal allows the Group to enter the cloud-based cash register market as a fully licensed fiscal data operator ("FDO") and a provider of integrated digital cash management solutions for B2B clients. The purchase price comprised of cash payment and contingent consideration, payable in 12 months after the acquisition date. As a part of business combination the Group also made a contribution of RUB 420 million to the share capital of an acquiree to provide funds for future development. The Group has elected to measure the non-controlling interests in the acquiree at fair value. The business combination was accounted for by applying the acquisition method.

        The following table summarizes the purchase price allocation for Oblachny Retail at the date of acquisition:

Oblachny Retail
Cash and cash equivalents	420
Current assets	23
Other intangible assets	181
Goodwill	524
Current liabilities	(123)
Liability under put option agreement over non-controlling interests	(402)
Other non-current liabilities	(33)

Consideration transferred	590

Contingent consideration	10
Additional contribution	420
Cash paid	160

Consideration transferred	590

        The excess of the consideration over the value of net assets acquired in the amount of RUB 524 million was allocated to goodwill that is assigned to the "Litebox" operating segment. The goodwill is attributable to the company employees and the expected synergies.

        Software acquired is amortized over a period of their remaining useful life of 5 years in average.

        The Group also entered into an option agreement with the shareholders of the acquiree, pursuant to which the Group has the right and obligation, at the request of non-controlling shareholders, to acquire their shares at a price calculated based on the operating results of Oblachny Retail for 2019-2020.

        Acquisition of Praliss Enterprises—In December 2017, the Group purchased a 100% ownership interest in Praliss Enterprises ("Praliss"), thus acquiring one of the world's leading eSport clubs—Gambit Esports. The acquisition is a part of the Group's digital innovation strategy. The purchase price comprised of cash payment, contingent consideration, payable in 12 months after the acquisition date, and the earn-out amounts to be paid to the sellers in the course of two years from 2018 to 2019 if agreed upon operational targets are met by Praliss. The business combination was accounted for by applying the acquisition method.

        The following table summarizes the purchase price allocation for Praliss as of December 31, 2017:

Praliss
Other intangible assets	132
Goodwill	208
Non-current liabilities	(27)

Consideration transferred	313

Contingent consideration and earn-out payments	93
Cash	220

Consideration transferred	313

        The excess of the consideration over the value of net assets acquired in the amount of RUB 208 million was allocated to goodwill that is attributable to the "eSports" operating segment. The goodwill is mainly attributable to the expected synergies resulted from the acquisition.

        None of the goodwill recognized is expected to be deductible for income tax purposes.

3. Acquisition and disposal in 2016

        Acquisition of Smarts-Yoshkar-Ola—In September 2016, the Group acquired 100% of the shares of Smarts-Yoshkar-Ola CJSC ("Smarts-Yoshkar-Ola"), operating in the Republic of Mari El and holding rights to use 1800 MHz radio frequencies. The acquisition enhances the Group's spectrum resources in the Republic of Mari El. The business combination was accounted for by applying the acquisition method.

        The following table summarizes the purchase price allocation for SMARTS-Yoshkar-Ola at the date of acquisition:

Smarts- Yoshkar-Ola
Cash and cash equivalents	5
Current assets	5
Licenses	323
Other non-current assets	14
Current liabilities	(30)
Non-current liabilities	(69)
Gain on bargain purchase (included in other operating income in the consolidated statement of profit or loss)	(235)

Consideration transferred	13

Contingent consideration	3
Cash paid	10

Consideration transferred	13

        The consideration paid was initially determined by a contract concluded between the Group and the seller (SMARTS Group) in 2014. To determine the fair value of assets acquired, the Group used comparative prices of the first radio frequencies auction held in Russia in 2015, which gave rise to the recognition of a gain from bargain purchase.

        The details on disposal of 50.01% share in LLC "Universal Mobile Systems" ("UMS") are disclosed in Note 27.

4. Acquisitions and disposals in 2015

        Acquisition of Stream—In December 2015, the Group increased its share in Stream from 45% to 100%, after Sistema Mass Media, a subsidiary of Sistema, exchanged ownership of 55% in Stream for rights for its own debt in amount of RUB 561 million and promissory notes of LLC Stream Digital (fully-owned subsidiary of Stream) of RUB 1,089 million due on demand and bearing interest of 9% p.a. In 2016 promissory notes of LLC Stream Digital were returned to the Group as non-cash payment for 49% interest of Rent Nedvizhimost from a subsidiary of Sistema. Stream operates as content aggregator, providing VAS services mainly to the Group. The acquisition was accounted for as a transaction under common control directly in equity.

        Acquisition of NVision Group—In the first stage of the transaction, carried in July 2015, the Group has acquired 100% of the shares of SITRONICS Telecom Solutions CJSC, NVision program solutions, NVision Czech Republic a.s. and some smaller subsidiaries of NVision Group, from subsidiaries of Sistema. Through this transaction, the Group has obtained proprietary rights over billing system, exploited by the Group, which will allow reducing time-to-market for new products and billing and IT-related expenses. In December 2015, the Group has completed acquisition of 100% share in the holding company NVision Group JSC ("NVision Group"), from subsidiaries of Sistema. NVision Group is also one of the largest system integrators and complex IT solutions providers in Russia. Total consideration amounted to RUB 11,213 million, including RUB 73 million in notes and RUB 11,140 million in cash. As of December 31, 2017 and 2016 the Group has accounted for indemnification asset in amount of RUB 292 million and RUB 299 million respectively related to tax provisions of acquired companies. The acquisition was accounted for as a transaction under common control directly in equity.

        Acquisition of Navigation Information Systems—In January 2015, the Group acquired 89.5% of Navigation Information Systems ("NIS") from Sistema for RUB 44 million. NIS is the leading systems integrator for GLONASS satellite projects. The acquisition allows the Group to develop its proprietary technological platform for machine-to-machine solutions. The acquisition was accounted for as a transaction under common control directly in equity.

        Disposal of Rent Nedvizhimost—In February 2015, the Group sold 51% stake in its wholly-owned subsidiary Rent Nedvizhimost to a subsidiary of Sistema, for RUB 4.3 billion. The Group classified the associated assets and liabilities of the disposal group as held for sale as of December 31, 2014. After the loss of control, the Group applied for its remaining 49% interest the equity method of accounting. Further, in May 2015, the Group sold remaining 49% interest to a subsidiary of Sistema for RUB 4.2 billion. These disposals were accounted for as transactions under common control directly in equity.

        The following table summarizes the details of acquisitions of subsidiaries under common control in 2015:

Acquired company	Consideration paid net of cash acquired*	Non cash consideration made	Cash acquired	Assets acquired other than cash	Liabilities assumed
NVision	10,181	73	959	12,861	12,977
NIS	(177)	—	221	589	1,360
Stream	(558)	—	558	512	2,065

*	As included in consolidated cash flow statement within cash flows from transactions under common control

        The following table summarizes the details of disposal of subsidiaries under common control finalized in 2015 (only for part of transaction with loss of control):

Disposed company	Consideration received net of cash disposed*	Non cash consideration received	Cash disposed	Asset disposed other than cash	Liabilities disposed
Rent Nedvizhimost	1,193	—	157	2,013	316

*	As included in consolidated cash flow statement within cash flows from transactions under common control

        Disposal of Intellect-Telecom—In January 2015, the Group sold its 47.3% equity investment in Intellect Telecom to Sistema for RUB 344 million. The Group classified the investment as held for sale as of December 31, 2014. The disposal was accounted for as a transaction under common control directly in equity.

        Pro forma results of operations—The following pro forma financial data for the years ended December 31, 2017, 2016 and 2015 give effect to the business combinations as they had been completed at the beginning of the year.

Pro forma:	2017 (BCC, Oblachny Retail, Praliss)	2016 (SMARTS- Yoshkar-Ola)	2015 (NVision Group, NIS and Stream)
Net revenues	443,178	435,694	434,757
Net income	55,881	48,465	46,887

        The pro forma information is based on various assumptions and estimates. The pro forma information is neither necessarily indicative of the operating results that would have occurred if the Group acquisitions had been consummated as of January 1, 2015, 2016, or 2017, nor is it necessarily indicative of future operating results. The pro forma information does not give effect to any potential revenue enhancements or cost synergies or other operating efficiencies that could result from the acquisitions. The actual results of operations of these companies are included into the consolidated financial statements of the Group only from the respective dates of acquisition.

        Since their respective acquisition dates, companies acquired in 2015 contributed revenue in the amount of RUB 2,133 million and net loss in the amount of RUB 447 million to consolidated statement of profit or loss for the year ended December 31, 2015. The company acquired in 2016 contributed revenue in the amount of RUB 1 million and net loss in the amount of RUB 15 million to consolidated statement of profit or loss for the year ended December 31, 2016. Companies acquired in 2017 contributed revenue in the amount of RUB 37 million and net loss in the amount of RUB 105 million to consolidated statement of profit or loss for the year ended December 31, 2017.